UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2009

Carter’s, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-31829	13-3912933
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

The Proscenium,
1170 Peachtree Street NE, Suite 900
Atlanta, Georgia 30309
(Address of principal executive offices, including zip code)

(404) 745-2700
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 2.02.                      Results of Operations and Financial Condition.

On December 23, 2009, the Company issued a press release announcing: (i) the substantial completion of an independent investigation undertaken at the direction of the Company’s Audit Committee concerning the reporting of customer accommodations in incorrect periods and (ii) the adjustments to the Company’s statements of operations and balance sheets for the periods covered by the previously announced restatements of its prior period financial statements.  A copy of the press release is attached as Exhibit 99.1 to this report.

The information in this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information in this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

Item 5.02.                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Joseph Pacifico’s employment with the Company and its affiliates ended on December 21, 2009.  Mr. Pacifico was formerly President of the Company.

Item 8.01.	Other Events.

 On November 10, 2009, the Company announced that its Audit Committee, with the assistance of outside counsel, had commenced a review of customer margin support provided by the Company and an investigation into undisclosed margin support commitments and related matters.  As a result of this review, the Company announced that the previously issued consolidated financial statements for the fiscal years 2004 through 2008 included in the Company’s most recently filed Form 10-K, and for the fiscal quarters from September 29, 2007 through July 4, 2009 included in the Company's Forms 10-Q, should no longer be relied upon (collectively, the "Affected Periods").

Management initially began a review of margin support arrangements with respect to a single wholesale customer (the "Initial Customer") after becoming aware of a disputed amount of margin support with the Initial Customer.  In the normal course of business, the Company provides margin support and other allowances (collectively, "accommodations") to its wholesale customers to assist them with the costs related to inventory clearance and sales promotions.  The Company’s policy is to reflect the amounts of accommodations as reductions to revenue or, in the case of certain co-op advertising expenses, as additions to selling, general, and administrative expenses.  As a result of its review, management identified issues with respect to the timing of recognizing customer accommodations with respect to the Initial Customer.   Following management’s review, the Audit Committee engaged outside counsel to undertake the review and investigation described above.

The Audit Committee has substantially completed its review and investigation, which was conducted with the assistance of outside counsel and forensic accountants engaged by outside counsel, and has concluded that the Company reported various customer accommodations in incorrect fiscal periods.  The investigation uncovered irregularities involving members of the sales organization intentionally not disclosing accommodations arrangements with customers to the Company’s finance organization and intentionally providing inaccurate documentation and explanations regarding accommodations to the finance organization.  Consequently, such arrangements were not communicated to the Company’s independent registered public accounting firm.  These accommodations arrangements were made throughout the Affected Periods by certain members of the Company’s sales organization and involved the deferral of accommodations into later fiscal periods.  The deferrals resulted in the overstatement of net sales and net income in certain of the Affected Periods and the understatement of net sales and net income in certain of the Affected Periods.  The deferrals related primarily to the Initial Customer and, to a lesser extent, other wholesale customers.

The cumulative, after-tax impact of the adjustments required to fairly state the previously issued financial statements for the Affected Periods is a 3% reduction in retained earnings in the amount of $7.5 million as of July 4, 2009.  This amount reflects the sum of adjustments to net income for fiscal 2004 through the six-month period ended July 4, 2009, which total $4.4 million, and a 2003 cumulative adjustment to retained earnings in the amount of $3.1 million.  The adjustments do not impact the Company’s reported cash flow from operations for any of the periods presented.  The adjustments to the Company's statements of operations and balance sheets for the Affected Periods are summarized in the tables below.

The Company has self-reported information concerning this investigation to the Securities and Exchange Commission.  The Company has also been informed that the United States Attorney’s Office is conducting an inquiry into this matter.  The Company will continue to cooperate with these inquiries.

The Company expects to complete the restatement of its statements of operations and balance sheets for the fiscal years 2004 through 2008 and the fiscal quarters from September 29, 2007 through July 4, 2009 as soon as practicable.  The Company also expects to file the restated financial statements for the Affected Periods and its quarterly report on Form 10-Q for the fiscal quarter ended October 3, 2009 with the Securities and Exchange Commission as soon as practicable.

Impact on Previously Reported
Consolidated Statements of Operations
($ in thousands, except EPS data)

	Fiscal 2004	Fiscal 2005	Fiscal 2006	Fiscal 2007	Fiscal 2008	For the six months ended July 4, 2009

Net sales, as reported	$823,121	$1,121,358	$1,343,467	$1,412,246	$1,490,016	$674,696

Accommodations adjustment	(413)	(2,016)	(9,539)	(8,220)	4,504	8,795

Net sales, as restated	$822,708	$1,119,342	$1,333,928	$1,404,026	$1,494,520	$683,491
% change	(0.1%)	(0.2%)	(0.7%)	(0.6%)	0.3%	1.3%

Income (loss) before income taxes, as reported	$82,508	$77,867	$138,188	$(29,088)	$117,407	$43,615

Accommodations adjustment	(413)	(2,016)	(9,539)	(8,220)	4,504	8,795

Income (loss) before income taxes, as restated	$82,095	$75,851	$128,649	$(37,308)	$121,911	$52,410
% change	(0.5%)	(2.6%)	(6.9%)	(28.3%)	3.8%	20.2%

Net income (loss), as reported	$49,658	$47,202	$87,220	$(70,618)	$75,058	$27,697

Accommodations adjustment	(260)	(1,270)	(6,081)	(5,178)	2,846	5,541

Net income (loss), as restated	$49,398	$45,932	$81,139	$(75,796)	$77,904	$33,238
% change	(0.5%)	(2.7%)	(7.0%)	(7.3%)	3.8%	20.0%

Basic net income (loss) per common share, as reported (a)	$0.88	$0.82	$1.50	$(1.21)	$1.32	$0.49

Accommodations adjustment	0.00	(0.02)	(0.11)	(0.09)	0.05	0.10

Basic net income (loss) per common share, as restated	$0.88	$0.80	$1.39	$(1.30)	$1.37	$0.59
% change	0.0%	(2.4%)	(7.3%)	(7.4%)	3.8%	20.4%

Diluted net income (loss) per common share, as reported (a)	$0.83	$0.78	$1.42	$(1.21)	$1.28	$0.47

Accommodations adjustment	0.00	(0.03)	(0.10)	(0.09)	0.05	0.10

Diluted net income (loss) per common share, as restated	$0.83	$0.75	$1.32	$(1.30)	$1.33	$0.57
% change	0.0%	(3.8%)	(7.0%)	(7.4%)	3.9%	21.3%

(a) As reported basic and diluted net income (loss) per share have been adjusted to reflect the adoption of new accounting guidance which requires earnings per share to be calculated pursuant to the two-class method.

Impact on Previously Reported
Consolidated Statements of Operations
($ in thousands, except EPS data)

	2009
	First Quarter	Second Quarter	For the six months ended July 4, 2009

Net sales, as reported	$356,787	$317,909	$674,696

Accommodations adjustment	375	8,420	8,795

Net sales, as restated	$357,162	$326,329	$683,491
% change	0.1%	2.6%	1.3%

Income before income taxes, as reported	$25,384	$18,231	$43,615

Accommodations adjustment	375	8,420	8,795

Income before income taxes, as restated	$25,759	$26,651	$52,410
% change	1.5%	46.2%	20.2%

Net income, as reported	$16,368	$11,329	$27,697

Accommodations adjustment	236	5,305	5,541

Net income, as restated	$16,604	$16,634	$33,238
% change	1.4%	46.8%	20.0%

Basic net income per common share, as reported (a)	$0.29	$0.20	$0.49

Accommodations adjustment	0.00	0.09	0.10

Basic net income per common share, as restated	$0.29	$0.29	$0.59
% change	0.0%	45.0%	20.4%

Diluted net income per common share, as reported (a)	$0.28	$0.19	$0.47

Accommodations adjustment	0.00	0.09	0.10

Diluted net income per common share, as restated	$0.28	$0.28	$0.57
% change	0.0%	47.4%	21.3%

(a) As reported basic and diluted net income (loss) per share have been adjusted to reflect the adoption of new accounting guidance which requires earnings per share to be calculated pursuant to the two-class method.

Impact on Previously Reported
Consolidated Statements of Operations
($ in thousands, except EPS data)

	2008
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Fiscal 2008

Net sales, as reported	$329,972	$301,675	$436,419	$421,950	$1,490,016

Accommodations adjustment	3,913	1,961	(1,537)	167	4,504

Net sales, as restated	$333,885	$303,636	$434,882	$422,117	$1,494,520
% change	1.2%	0.7%	(0.4%)	0.0%	0.3%

Income before income taxes, as reported	$16,033	$4,463	$53,050	$43,861	$117,407

Accommodations adjustment	3,913	1,961	(1,537)	167	4,504

Income before income taxes, as restated	$19,946	$6,424	$51,513	$44,028	$121,911
% change	24.4%	43.9%	(2.9%)	0.4%	3.8%

Net income, as reported	$11,559	$2,779	$33,375	$27,345	$75,058

Accommodations adjustment	2,472	1,241	(973)	106	2,846

Net income, as restated	$14,031	$4,020	$32,402	$27,451	$77,904
% change	21.4%	44.7%	(2.9%)	0.4%	3.8%

Basic net income per common share, as reported (a)	$0.20	$0.05	$0.59	$0.49	$1.32

Accommodations adjustment	0.04	0.02	(0.02)	0.00	0.05

Basic net income per common share, as restated	$0.24	$0.07	$0.57	$0.49	$1.37
% change	20.0%	40.0%	(3.4%)	0.0%	3.8%

Diluted net income per common share, as reported (a)	$0.19	$0.05	$0.57	$0.47	$1.28

Accommodations adjustment	0.05	0.02	(0.02)	0.00	0.05

Diluted net income per common share, as restated	$0.24	$0.07	$0.55	$0.47	$1.33
% change	26.3%	40.0%	(3.5%)	0.0%	3.9%

(a)  As reported basic and diluted net income (loss) per share have been adjusted to reflect the adoption of new accounting guidance which requires earnings per share to be calculated pursuant to the two-class method.

Impact on Previously Reported
Consolidated Statements of Operations
($ in thousands, except EPS data)

	2007
	First Quarter	Second Quarter		Third Quarter	Fourth Quarter	Fiscal 2007

Net sales, as reported	$320,128		$287,775	$410,949	$393,394		$1,412,246

Accommodations adjustment	(2,187)		(965)	(4,254)	(814)		(8,220)

Net sales, as restated	$317,941		$286,810	$406,695	$392,580		$1,404,026
% change	(0.7%)		(0.3%)	(1.0%)	(0.2%)		(0.6%)

Income (loss) before income taxes, as reported	$15,444		$(143,577)	$53,987	$45,058	$	(29,088)

Accommodations adjustment	(2,187)		(965)	(4,254)	(814)		(8,220)

Income (loss) before income taxes, as restated	$13,257		$(144,542)	$49,733	$44,244	$	(37,308)
% change	(14.2%)		(0.7%)	(7.9%)	(1.8%)		(28.3%)

Net income, as reported	$9,611		$(143,449)	$34,618	$28,602	$	(70,618)

Accommodations adjustment	(1,360)		(611)	(2,692)	(515)		(5,178)

Net income, as restated	$8,251		$(144,060)	$31,926	$28,087	$	(75,796)
% change	(14.2%)		(0.4%)	(7.8%)	(1.8%)		(7.3%)

Basic net income (loss) per common share, as reported (a)	$0.16	$	(2.47)	$0.60	$0.49	$	(1.21)

Accommodations adjustment	(0.02)		(0.01)	(0.05)	0.00		(0.09)

Basic net income (loss) per common share, as restated	$0.14	$	(2.48)	$0.55	$0.49	$	(1.30)
% change	(12.5%)		(0.4%)	(8.3%)	0.0%		(7.4%)

Diluted net income (loss) per common share, as reported (a)	$0.16	$	(2.47)	$0.57	$0.48	$	(1.21)

Accommodations adjustment	(0.03)		(0.01)	(0.04)	(0.01)		(0.09)

Diluted net income (loss) per common share, as restated	$0.13	$	(2.48)	$0.53	$0.47	$	(1.30)
% change	(18.8%)		(0.4%)	(7.0%)	(2.1%)		(7.4%)

(a)  As reported basic and diluted net income (loss) per share have been adjusted to reflect the adoption of new accounting guidance which requires earnings per share to be calculated pursuant to the two-class method.

Impact on Previously Reported
Net Sales and Segment Information
($ in thousands)

	Fiscal 2004	Fiscal 2005	Fiscal 2006	Fiscal 2007	Fiscal 2008	For the six months ended July 4, 2009

Carter’s total net sales, as reported	$823,121	$921,547	$1,018,013	$1,091,915	$1,166,616	$538,003

Accommodations adjustment	(413)	(1,565)	(7,059)	(10,928)	(1,295)	7,038

Carter’s total net sales, as restated	$822,708	$919,982	$1,010,954	$1,080,987	$1,165,321	$545,041
% change	(0.1%)	(0.2%)	(0.7%)	(1.0%)	(0.1%)	1.3%

Carter’s wholesale net sales, as reported	$385,810	$427,043	$464,636	$482,350	$489,744	$222,985

Accommodations adjustment	(403)	(1,575)	(7,020)	(10,967)	(1,150)	6,893

Carter’s wholesale net sales, as restated	$385,407	$425,468	$457,616	$471,383	$488,594	$229,878
% change	(0.1%)	(0.4%)	(1.5%)	(2.3%)	(0.2%)	3.1%

Carter’s mass channel net sales, as reported	$145,949	$178,027	$220,327	$243,269	$254,436	$102,961

Accommodations adjustment	(10)	10	(39)	39	(145)	145

Carter’s mass channel net sales, as restated	$145,939	$178,037	$220,288	$243,308	$254,291	$103,106
% change	(0.0%)	0.0%	(0.0%)	0.0%	(0.1%)	0.1%

OshKosh total net sales, as reported		$199,811	$325,454	$320,331	$323,400	$136,693

Accommodations adjustment		(451)	(2,480)	2,708	5,799	1,757

OshKosh total net sales, as restated		$199,360	$322,974	$323,039	$329,199	$138,450
% change		(0.2%)	(0.8%)	0.8%	1.8%	1.3%

OshKosh wholesale net sales, as reported		$59,707	$96,351	$86,555	$74,270	$32,705

Accommodations adjustment		(451)	(2,480)	2,708	5,799	1,757

OshKosh wholesale net sales, as restated		$59,256	$93,871	$89,263	$80,069	$34,462
% change		(0.8%)	(2.6%)	3.1%	7.8%	5.4%

Impact on Previously Reported
Operating Income and Segment Information
($ in thousands)

	Fiscal 2004	Fiscal 2005	Fiscal 2006	Fiscal 2007		Fiscal 2008	For the six months ended July 4, 2009

Carter’s total segment operating income, as reported	$132,944	$165,333	$177,267		$187,361	$182,372	$86,368
% of segment net sales, as reported	16.2%	17.9%	17.4%		17.2%	15.6%	16.1%

Accommodations adjustment	(413)	(1,565)	(7,059)		(10,928)	(1,295)	7,038

Carter’s total segment operating income, as restated	$132,531	$163,768	$170,208		$176,433	$181,077	$93,406
% of segment net sales, as restated	16.1%	17.8%	16.8%		16.3%	15.5%	17.1%

Carter’s wholesale operating income, as reported	$58,267	$80,566	$87,335		$92,934	$81,935	$36,531
% of segment net sales, as reported	15.1%	18.9%	18.8%		19.3%	16.7%	16.4%

Accommodations adjustment	(403)	(1,575)	(7,020)		(10,967)	(1,150)	6,893

Carter’s wholesale operating income, as restated	$57,864	$78,991	$80,315		$81,967	$80,785	$43,424
% of segment net sales, as restated	15.0%	18.6%	17.6%		17.4%	16.5%	18.9%

Carter’s mass channel operating income, as reported	$15,676	$21,588	$33,517		$37,395	$33,424	$16,674
% of segment net sales, as reported	10.7%	12.1%	15.2%		15.4%	13.1%	16.2%

Accommodations adjustment	(10)	10	(39)		39	(145)	145

Carter’s mass channel operating income, as restated	$15,666	$21,598	$33,478		$37,434	$33,279	$16,819
% of segment net sales, as restated	10.7%	12.1%	15.2%		15.4%	13.1%	16.3%

OshKosh total segment operating income (loss), as reported		$10,169	$32,441		$(134,947)	$7,878	$(675)
% of segment net sales, as reported		5.1%	10.0%		(42.1%)	2.4%	(0.5%)

Accommodations adjustment		(451)	(2,480)		2,708	5,799	1,757

OshKosh total segment operating income, as restated		$9,718	$29,961		$(132,239)	$13,677	$1,082
% of segment net sales, as restated		4.9%	9.3%		(40.9%)	4.2%	0.8%

OshKosh wholesale operating income (loss), as reported		$666	$11,204		$(37,215)	$(4,420)	$(2,274)
% of segment net sales, as reported		1.1%	11.6%		(43.0%)	(6.0%)	(7.0%)

Accommodations adjustment		(451)	(2,480)		2,708	5,799	1,757

OshKosh wholesale operating income (loss), as restated		$215	$8,724	$	(34,507)	$1,379	$(517)
% of segment net sales, as restated		0.4%	9.3%		(38.7%)	1.7%	(1.5%)

Impact on Previously Reported
Balance Sheets (end of period)
($ in thousands)

	2003 Cumulative Adjustment	2004	2005	2006	2007	2008	July 4, 2009

Accounts receivable, as reported	$65,318	$80,440	$96,144	$110,615	$119,707	$106,060	$96,864

Accommodations adjustment	(4,924)	(5,337)	(7,353)	(16,892)	(25,112)	(20,608)	(11,813)

Accounts receivable, as restated	$60,394	$75,103	$88,791	$93,723	$94,595	$85,452	$85,051
% change	(7.5%)	(6.6%)	(7.6%)	(15.3%)	(21.0%)	(19.4%)	(12.2%)

Deferred income taxes, as reported	$9,045	$12,571	$23,909	$22,377	$24,234	$27,982	$25,712

Accommodations adjustment	1,822	1,975	2,721	6,179	9,221	7,563	4,309

Deferred income taxes, as restated	$10,867	$14,546	$26,630	$28,556	$33,455	$35,545	$30,021
% change	20.1%	15.7%	11.4%	27.6%	38.0%	27.0%	16.8%

Total assets, as reported	$646,102	$672,965	$1,116,727	$1,123,191	$974,668	$1,051,057	$1,098,813

Accommodations adjustment	(3,102)	(3,362)	(4,632)	(10,713)	(15,891)	(13,045)	(7,504)

Total assets, as restated	$643,000	$669,603	$1,112,095	$1,112,478	$958,777	$1,038,012	$1,091,309
% change	(0.5%)	(0.5%)	(0.4%)	(1.0%)	(1.6%)	(1.2%)	(0.7%)

Retained earnings, as reported	$30,476	$80,134	$127,336	$214,556	$146,526	$221,584	$249,281

Accommodations adjustment	(3,102)	(3,362)	(4,632)	(10,713)	(15,891)	(13,045)	(7,504)

Retained earnings, as restated	$27,374	$76,772	$122,704	$203,843	$130,635	$208,539	$241,777
% change	(10.2%)	(4.2%)	(3.6%)	(5.0%)	(10.8%)	(5.9%)	(3.0%)

Stockholders’ equity, as reported	$272,536	$327,933	$386,644	$495,491	$382,129	$426,596	$460,642

Accommodations adjustment	(3,102)	(3,362)	(4,632)	(10,713)	(15,891)	(13,045)	(7,504)

Stockholders’ equity, as restated	$269,434	$324,571	$382,012	$484,778	$366,238	$413,551	$453,138
% change	(1.1%)	(1.0%)	(1.2%)	(2.2%)	(4.2%)	(3.1%)	(1.6%)

Control Deficiencies

Through the investigation, management identified: (i) control deficiencies in its internal controls associated with customer accommodations processes that constitute material weaknesses, and (ii) the need to restate prior period financial statements.  A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting such that there is a reasonable possibility that a material misstatement of the annual or interim financial statements will not be prevented or detected on a timely basis.  While management is still in the process of evaluating the effectiveness of its internal control over financial reporting under the framework in Internal Control-Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission, based on its preliminary evaluations, the material weaknesses identified to date are discussed below.  Management will report its final conclusions in its restated Forms 10-Q and 10-K covering the Affected Periods.

(1) The control over the timing of the recording of customer accommodations was improperly designed and was not effective in capturing the accuracy, completeness, and timing of accommodations arrangements.  The controls that had been in place focused primarily on the review of internal Company documentation and the representations of members of the sales organization to ensure deductions taken by customers were valid and authorized; however, the controls were not effective in recording completely and accurately the accommodations arrangements in the appropriate accounting periods.

(2) Training and oversight of the sales organization were not effective, which resulted in an insufficient understanding by the sales organization regarding the impact of failing to accurately and completely account for customer accommodations in correct periods on the Company’s reported financial results.

Remediation Plan

Management has been actively engaged in developing remediation efforts to address the above control deficiencies.  On a preliminary basis, the remediation efforts in process or expected to be implemented include the following:

•	Making personnel changes, including the separation of certain employees from the Company, and a restructuring of the Company’s sales organization;

•
Implementing a periodic training program for all sales personnel regarding the appropriate accounting for accommodations and the impact on the Company’s financial statements of recording such customer accommodations;

•	Implementing procedures to improve the capture, review, approval, and recording of all accommodation arrangements in the appropriate accounting period;

•	Establishing more comprehensive procedures for authorizing accommodations, including tiered accommodations approval levels that include the Chief Financial Officer and Chief Executive Officer;

•
Establishing a new position in the finance organization with responsibilities to include tracking, monitoring, and reviewing all customer accommodations, including certain budgetary responsibilities for accommodations;

•	Improving the method of educating employees on the Company’s Code of Business Ethics and Professional Conduct; and

•
Reemphasizing to all employees the availability of the Company’s Financial Accounting and Reporting Hotline and communicating information to the Company’s vendors and customers about this Hotline, which is available to both Company employees and its business partners.

The Audit Committee has directed management to develop a detailed plan and timetable for the implementation of the foregoing remediation efforts and will monitor the implementation.  In addition, under the direction of the Audit Committee, management will continue to review and make necessary changes to the overall design of the Company’s internal control environment, as well as to policies and procedures to improve the overall effectiveness of internal control over financial reporting.

Management believes the foregoing efforts will effectively remediate these material weaknesses.  As the Company continues to evaluate and work to improve its internal control over financial reporting, management may determine to take additional measures to address control deficiencies or determine to modify the remediation plan described above.

Item 9.01.              Financial Statements and Exhibits.

Exhibits – The following exhibit is furnished as part of this Current Report on Form 8-K.

Exhibit Number	Description

99.1	Press Release of Carter’s, Inc., dated December 23, 2009

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, Carter’s, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 23, 2009	CARTER’S, INC.

	By:	/s/ Richard F. Westenberger
	Name:	Richard F. Westenberger
	Title:	Executive Vice President & Chief Financial Officer